Exhibit 99.1

NEWS - FOR IMMEDIATE RELEASE	NYSE American: GORO
April 3, 2025

GOLD RESOURCE CORPORATION ANNOUNCES 2024 DRILL RESULTS
NEW VEIN SYSTEM WITH HIGHER GRADES ADDS TO FUTURE POTENTIAL

Denver, Colorado – April 3, 2025 – Gold Resource Corporation (NYSE American: GORO) (the “Company”) is pleased to announce a summary of the 2024 exploration drill results at the Companies Don David Gold Mine (“DDGM”) in Oaxaca, Mexico.

“We are excited to share the positive results of our 2024 exploration drilling program that indicate that the Three Sisters and Gloria vein systems will be significant contributors to our future resource at Don David” stated Allen Palmiere. “The discovery and definition of the system is exciting and is a testament to our team's dedication and expertise. These new vein systems have the potential to not only add to our resource potential but to also will enhance our bottom line with improved accessibility and reduced production costs. Underground development has recently intersected the system and the sample results thus far have confirmed the previous drill results. We remain committed to developing this system into the future mine plan and further advancing our exploration efforts with the goal of maximizing shareholder value and organic growth”

2024 EXPLORATION SUMMARY

The 2024 exploration drill program focused on underground infill and expansion drilling within the Three Sisters and Gloria vein systems as well as in veins of the North Arista system. Significant vein widths and grades identified through drilling have reinforced the emergence of the Three Sisters and Gloria systems as a major third vein system at DDGM, located between and north of the Arista and Switchback systems. The program yielded encouraging results, which were included in the updated S-K 1300 Technical Report Summary for DDGM released on March 5, 2025 (the “Report”), further demonstrating the potential of these vein systems.

The Company believes that the mine has significant potential to generate positive cash flow from the new areas of Three Sisters and Gloria, as well as other areas that have been discovered near the existing mining zones. These new vein systems offer easily accessible resources, situated close to the current mine portal and at significantly higher elevations than current production areas. The location of these vein systems should result in reduced haulage costs and reduced total production costs. In order to develop access and better define these new areas, an investment must be made in additional equipment and development.

2024 Drill Results: The exploration program included 23 underground infill and expansion drill holes, totaling 7,671 meters of diamond drilling at DDGM. Notable high-grade intersections were identified, advancing our exploration objectives by confirming the continuity and quality of polymetallic mineralization up-dip and along strike. The program confirmed and upgraded mineral resources from previous drilling campaigns within the Three Sisters and Gloria vein systems as well as in veins of the North Arista system. The Company expects to conduct additional exploration development in 2025 to enable further infill and expansion drilling to the northwest of the current defined vein extents in the Three Sisters/Gloria zone.

Below are select 2024 exploration infill drill results, including Gold Equivalent1 (“AuEq”) and Net Smelter Return2 (“NSR”) values from the Three Sisters and Gloria vein systems. All drill hole length composites are presented as Estimated True Widths3 (“ETW”) in meters.

●Hole No. 524001: Sandy 1 vein
●	6.85 m with 3.40 g/t AuEq and NSR value of $242/t
o	Includes: 2.07 m with 6.71 g/t AuEq and NSR value of $476/t

●Hole No. 524005: Sandy 2 vein
●	4.70 m with 15.53 g/t AuEq and NSR value of $966/t
o	Includes: 2.01 m with 21.08 g/t AuEq and NSR value of $1,298/t

●Hole No. 524005: Gloria vein
●	3.00 m with 7.67 g/t AuEq and NSR value of $535/t
o	Includes: 1.22 m with 16.47 g/t AuEq and NSR value of $1,142/t

●Hole No. 524008: Gloria vein
●	12.30 m with 4.77 g/t AuEq and NSR value of $348/t
o	Includes: 3.71 m with 6.17 g/t AuEq and NSR value of $487/t

●Hole No. 524011: Sandy 1 vein
●	8.03 m with 1.04 g/t AuEq and NSR value of $152/t
o	Includes: 4.58 m with 1.35 g/t AuEq and NSR value of $199/t

●Hole No. 524011: Sandy 2 vein
●	3.89 m with 6.22 g/t AuEq and NSR value of $435/t
o	Includes: 3.13 m with 9.20 g/t AuEq and NSR value of $632/t

●Hole No. 524015: Sadie 2 vein
●	6.00 m with 5.53 g/t AuEq and NSR value of $405/t
o	Includes: 3.14 m with 9.70 g/t AuEq and NSR value of $691/t

●Hole No. 524027: Sadie 2 vein
●	4.48 m with 16.65 g/t AuEq and NSR value of $1,073/t
o	Includes: 1.01 m with 36.10 g/t AuEq and NSR value of $2,314/t

●Hole No. 524031: Sandy 2 vein
●	8.72 m with 5.03 g/t AuEq and NSR value of $347/t
o	Includes: 1.39 m with 25.09 g/t AuEq and NSR value of $1,667/t

●Hole No. 524042: Sadie 2 vein
●	5.33 m with 10.26 g/t AuEq and NSR value of $666/t
o	Includes: 1.98 m with 13.77 g/t AuEq and NSR value of $893/t

1 Gold Equivalent (“AuEq”) g/t is calculated using only gold and silver grades using an Au:Ag ratio of 89:11  and metal prices of y $2,760/oz  gold and $31oz silver.

2 Net Smelter Return (“NSR”) is a calculated value of the estimated net revenues per tonne less transportation and refining costs and other miscellaneous payables.  The NSR values calculated utilize metal price estimates of $2,760/oz gold, $31/oz silver, $4.15/lb copper, $0.89/lb lead and $1.31/lb zinc.

3 Estimated True Width (“ETW”) for reported vein intercepts are based on 3D models of the individual veins. Estimates are determined in cross-section by measuring the modelled vein thickness perpendicular to the vein margins and through the midpoint of the drill hole intercept. Differences between individual ETW’s and downhole interval lengths will vary between drill holes, depending on drill hole inclination, variations in vein strike and dip, and overall geometries of the different vein systems.

Three Sisters and Gloria Vein Systems

Initial drill intercepts into what is now referred to as the Three Sisters vein system were made in 2017 from underground drill stations in the Arista vein system while targeting northern extensions of veins in the Switchback system. Significant progress in defining this third vein system at DDGM occurred in 2022 and 2023, thanks to targeted underground exploration drilling guided by geologic re-interpretation. In 2024, the geologic model for the Three Sisters and Gloria vein systems was refined and improved using all available underground drill data in preparation for the 2024 year-end resource update.

The Three Sisters and Gloria vein systems remain open to the northwest, up-dip and at depth. Positive results to date have guided the direction of both infill and expansion (step-out) drill programs at DDGM.

Cross-section looking northwest at the North Arista, Three Sisters and Switchback vein systems with 2024 drill holes.

NSR ($/Ton)
350
250
175
150
100
80
40
+1200
+1000
+800
+600
+400
A
SW
AA
NE
Three Sisters System
Splay 31
Sta Cecilia
Marena North
Level 3
Arista System
Gloria
Splay Gloria
Switchback System
Soledad N
524079
524055
524021
524031
Plunge 00
Azimuth 310
0
50
100
150
200
DON DAVID GOLD MEXICO S.A. DE C.V.
2024 ARISTA MINE DRILL HOLES
GRC-GORO
JANUARY 2025
EXPLORATION

Mine Development – Three Sisters

In December 2024, DDGM commenced drift development to access the Three Sisters vein system. The development on Level 4 has successfully intersected the Sandy 1 and Sandy 2 veins, revealing widths of up to 7.5 meters within a complex of colloform banded, hydrothermal breccia quartz veins. Detailed production channel sampling of these veins has confirmed high-grade results, with individual samples returning up to 44.23 AuEq and $2,780/t NSR4.

4 Individual production channel sample of 0.8 m width. Assays by Corporacion Quimica Platinum S.A. de C.V., Guanajuato, Mexico, an independent laboratory accredited by the Mexican Accreditation Entity, A.C. (Entidad Mexicana de Acreditacion, A.C. (EMA)).

Plan view of Level 4 development with intersection of Sandy veins, Three Sisters vein system.

Life of Mine Plan

The 2024 year-end estimates of Mineral Reserves and Mineral Resources included in the report are the base of DDGM’s Life of Mine (“LOM”) plan. Conceptual stopes were created using Deswik Stope Optimizer software, applying a $120/t NSR cut-off grade. These stopes were then integrated into mine designs and schedules within Deswik to obtain the updated LOM plan. All stopes were evaluated for economic viability, with non-viable stopes excluded from the plan.

As of year-end 2024, measured and indicated Mineral Resources have a conversion rate of 88% to the LOM plan while inferred Mineral Resources have a conversion rate of 74%, resulting in a total average conversion rate of 80% of estimated Mineral Reserves and Mineral Resources.

Compared to the 2023 LOM plan, the 2024 LOM plan reflects a 10% increase in estimated Mineral Resources, primarily driven by a 307% increase of Mineral Resources in the Three Sisters area. Conversely, the Arista and Switchback areas show a decrease in Mineral Resources due to depletion. Additionally, some of the observed increase can be attributed to higher metal prices used in the NSR calculations.

Total Resource in LOM

Category	YE 2024 Tonnes	Conversion Rate %
Measured & Indicated	1,322,000	88
Inferred	1,838,000	74
TOTAL	3,160,000	80

Measured and Indicated Resource in LOM

Zone	YE 2023 Tonnes	YE 2024 Tonnes	Difference
			Tonnes	%
Arista	505,356	421,770	(83,586)	-17
Switchback	500,260	218,770	(281,722)	-56
Three Sisters	57,890	526,152	468,262	809
TOTAL	1,063,506	1,166,460	102,954	10

Inferred Resource in LOM

Zone	YE 2023 Tonnes	YE 2024 Tonnes	Difference
			Tonnes	%
Arista	297,180	414,054	116,874	39
Switchback	219,069	285,658	66,589	30
Three Sisters	234,014	662,749	428,735	183
TOTAL	750,263	1,362,461	612,198	82

All Resource in LOM

Zone	YE 2023 Tonnes	YE 2024 Tonnes	Difference
			Tonnes	%
Arista	802,536	835,824	33,288	4
Switchback	719,329	504,196	(215,133)	-30
Three Sisters	291,904	1,188,901	896,997	307
TOTAL	1,813,769	2,528,921	715,152	39

View of the Arista, Switchback and Three Sisters LOM stopes (blue) – looking northwest.

N
Three Sisters
Level 4
Arista
Switchback
Level 28

NI43-101 Technical Report for Don David Gold Mine filed on SEDAR+

As per Canadian securities laws, the Company is pleased to announce that following the release of the Report, the Company has filed a corresponding National Instrument 43-101 Technical Report for DDGM (the “43-101 Report”). The qualified persons for purposes of the 43-101 Report are the same individuals named in the Company’s March 5, 2025 news release who prepared the S-K 1300 Technical Report. The 43-101 Report is available for review on SEDAR+ at www.sedar.com

Select 2024 Infill and Expansion Drill Results5 – Three Sisters, Goria and North Arista Vein Systems

| HOLE ID | VEIN | FROM (m) | TO (m) | INTERVAL (m) | ETW* (m) | AU ( g/t ) | AG ( g/t ) | AuEq (g/t) | CU ( % ) | PB ( % ) | ZN ( % ) | NSR ($/t) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 524001 | Sadie 2 | 291.55 | 294.22 | 2.67 | 2.63 | 1.47 | 60 | **2.14** | 0.06 | 0.18 | 0.43 | **130** |
| | Incl. | 293.00 | 294.22 | 1.22 | 1.20 | 2.68 | 76 | **3.53** | 0.12 | 0.36 | 0.86 | **215** |
| 524001 | Sandy 1 | 298.87 | 305.82 | 6.95 | 6.85 | 1.51 | 168 | **3.40** | 0.17 | 0.97 | 2.01 | **242** |
| | Incl. | 303.72 | 305.82 | 2.10 | 2.07 | 2.41 | 383 | **6.71** | 0.38 | 1.69 | 3.39 | **476** |
| 524005 | Sandy 2 | 338.57 | 343.54 | 4.97 | 4.70 | 14.13 | 125 | **15.53** | 0.32 | 2.83 | 7.13 | **966** |
| | Incl. | 338.57 | 340.69 | 2.12 | 2.01 | 18.55 | 226 | **21.08** | 0.40 | 3.77 | 8.15 | **1,298** |
| 524005 | Sasha 2 | 351.61 | 355.82 | 4.21 | 3.65 | 2.22 | 31 | **2.56** | 0.12 | 0.98 | 2.70 | **187** |
| | Incl. | 352.79 | 355.12 | 2.33 | 2.02 | 3.32 | 35 | **3.71** | 0.15 | 1.30 | 3.85 | **267** |
| 524005 | Gloria | 365.78 | 369.70 | 3.92 | 3.00 | 0.86 | 607 | **7.67** | 0.38 | 1.09 | 2.42 | **535** |
| | Incl. | 365.78 | 367.37 | 1.59 | 1.22 | 1.79 | 1309 | **16.47** | 0.72 | 2.30 | 5.06 | **1,142** |
| 524008 | Sandy 2 | 287.44 | 295.48 | 8.04 | 3.35 | 1.85 | 155 | **3.59** | 0.03 | 0.09 | 0.23 | **213** |
| | Incl. | 292.24 | 294.75 | 2.51 | 1.04 | 5.14 | 245 | **7.89** | 0.04 | 0.15 | 0.31 | **453** |
| 524008 | Gloria | 317.73 | 330.07 | 12.34 | 12.30 | 3.97 | 71 | **4.77** | 0.29 | 2.27 | 4.15 | **348** |
| | Incl. | 322.47 | 326.19 | 3.72 | 3.71 | 5.16 | 90 | **6.17** | 0.25 | 5.09 | 6.85 | **487** |
| 524008 | Splay Gloria | 385.65 | 391.78 | 6.13 | 2.59 | 1.55 | 30 | **1.89** | 0.22 | 0.83 | 3.68 | **166** |
| | Incl. | 387.63 | 389.40 | 1.77 | 0.75 | 3.44 | 36 | **3.84** | 0.24 | 0.59 | 2.76 | **257** |
| 524011 | Sandy 1 | 335.62 | 346.10 | 10.48 | 8.03 | 0.60 | 40 | **1.04** | 0.17 | 2.35 | 4.93 | **152** |
| | Incl. | 338.93 | 344.91 | 5.98 | 4.58 | 0.83 | 47 | **1.35** | 0.19 | 3.14 | 6.60 | **199** |
| 524011 | Sandy 2 | 347.16 | 353.38 | 6.22 | 3.89 | 5.86 | 33 | **6.22** | 0.24 | 1.62 | 6.18 | **435** |
| | Incl. | 349.44 | 353.38 | 3.94 | 3.13 | 8.72 | 42 | **9.20** | 0.32 | 2.36 | 8.51 | **632** |
| 524011 | Sasha 2 | 357.83 | 361.67 | 3.84 | 3.24 | 1.67 | 32 | **2.02** | 0.16 | 1.34 | 3.47 | **174** |
| | Incl. | 360.08 | 361.67 | 1.59 | 1.34 | 2.97 | 50 | **3.53** | 0.19 | 2.40 | 6.04 | **299** |
| 524015 | Sadie 2 | 324.72 | 331.64 | 6.92 | 6.00 | 1.36 | 372 | **5.53** | 0.60 | 1.06 | 2.63 | **405** |
| | Incl. | 325.88 | 329.50 | 3.62 | 3.14 | 2.10 | 677 | **9.70** | 0.87 | 1.54 | 3.73 | **691** |
| 524022 | Sandy 1 | 241.28 | 245.85 | 4.57 | 2.94 | 0.73 | 257 | **3.61** | 0.15 | 0.44 | 1.05 | **245** |
| | Incl. | 242.33 | 243.50 | 1.17 | 0.75 | 0.54 | 321 | **4.14** | 0.17 | 0.56 | 1.38 | **287** |
| 524022 | Sandy 2 | 255.72 | 259.58 | 3.86 | 2.48 | 0.61 | 233 | **3.23** | 0.15 | 0.51 | 1.18 | **224** |
| | Incl. | 258.61 | 259.58 | 0.97 | 0.62 | 1.28 | 362 | **5.34** | 0.13 | 0.74 | 1.78 | **360** |
| 524024 | Gloria | 248.86 | 254.31 | 5.45 | 3.86 | 1.48 | 39 | **1.92** | 0.44 | 2.64 | 9.89 | **272** |
| | Incl. | 250.27 | 253.00 | 2.73 | 1.93 | 2.10 | 35 | **2.49** | 0.44 | 3.31 | 14.66 | **366** |
| 524027 | Sadie FW | 142.61 | 146.00 | 3.39 | 2.60 | 0.26 | 364 | **4.35** | 0.01 | 0.05 | 0.13 | **276** |
| | Incl. | 145.41 | 146.00 | 0.59 | 0.45 | 0.21 | 769 | **8.84** | 0.01 | 0.15 | 0.27 | **564** |
| 524027 | Sadie 2 | 261.99 | 267.16 | 5.17 | 4.48 | 2.08 | 1299 | **16.65** | 0.32 | 0.63 | 1.53 | **1,073** |
| | Incl. | 266.00 | 267.16 | 1.16 | 1.01 | 3.01 | 2950 | **36.10** | 0.81 | 0.44 | 1.44 | **2,314** |
| 524027 | Sandy 1 | 270.22 | 272.87 | 2.65 | 2.29 | 0.85 | 435 | **5.73** | 0.23 | 0.33 | 0.84 | **378** |
| | Incl. | 271.15 | 272.25 | 1.10 | 0.95 | 1.34 | 793 | **10.24** | 0.45 | 0.64 | 1.69 | **681** |
| 524029 | Sadie HW | 217.00 | 219.75 | 2.75 | 2.25 | 0.61 | 310 | **4.09** | 0.04 | 0.09 | 0.25 | **259** |
| | Incl. | 218.11 | 219.75 | 1.64 | 1.34 | 0.89 | 438 | **5.80** | 0.05 | 0.14 | 0.36 | **367** |
| 524029 | Sadie 2 | 295.68 | 297.92 | 2.24 | 1.93 | 0.21 | 363 | **4.28** | 0.01 | 0.11 | 0.37 | **275** |
| | Incl. | 297.10 | 297.92 | 0.82 | 0.71 | 0.56 | 963 | **11.36** | 0.03 | 0.29 | 0.92 | **730** |
| 524031 | Sandy 2 | 302.92 | 315.17 | 12.25 | 8.72 | 1.69 | 298 | **5.03** | 0.24 | 0.96 | 2.08 | **347** |
| | Incl. | 302.92 | 304.73 | 1.81 | 1.39 | 4.80 | 1809 | **25.09** | 0.55 | 3.32 | 5.53 | **1,667** |
| 524033 | Splay Gloria | 295.29 | 302.06 | 6.77 | 4.35 | 0.45 | 42 | **0.91** | 1.18 | 1.37 | 2.97 | **153** |
| | Incl. | 297.90 | 300.16 | 2.26 | 1.45 | 0.26 | 50 | **0.82** | 1.70 | 1.81 | 3.21 | **178** |
| 524034 | Splay Gloria FW | 459.64 | 466.03 | 6.39 | 5.53 | 0.19 | 28 | **0.50** | 0.12 | 0.85 | 5.65 | **112** |
| | Incl. | 459.64 | 461.76 | 2.12 | 1.83 | 0.47 | 37 | **0.88** | 0.23 | 1.63 | 7.44 | **168** |
| 524037 | Sandy 1 | 334.70 | 336.93 | 2.23 | 1.83 | 1.07 | 288 | **4.29** | 0.05 | 0.08 | 0.12 | **266** |
| | Incl. | 334.70 | 335.67 | 0.97 | 0.80 | 2.26 | 504 | **7.91** | 0.02 | 0.07 | 0.15 | **481** |
| 524037 | Sandy 2 | 339.75 | 342.91 | 3.16 | 2.24 | 0.57 | 461 | **5.74** | 0.06 | 0.14 | 0.30 | **365** |
| | Incl. | 340.96 | 342.91 | 1.95 | 1.38 | 0.89 | 733 | **9.12** | 0.06 | 0.19 | 0.40 | **578** |
| 524042 | Sadie HW | 296.60 | 300.42 | 3.82 | 2.93 | 1.30 | 127 | **2.72** | 0.03 | 0.08 | 0.14 | **163** |
| | Incl. | 297.24 | 298.31 | 1.07 | 0.82 | 2.41 | 144 | **4.03** | 0.02 | 0.09 | 0.16 | **234** |
| 524042 | Sadie 2 | 301.48 | 309.06 | 7.58 | 5.33 | 1.89 | 746 | **10.26** | 0.21 | 0.78 | 1.46 | **666** |
| | Incl. | 306.25 | 309.06 | 2.81 | 1.98 | 1.98 | 1051 | **13.77** | 0.26 | 1.16 | 1.37 | **893** |
| 524046 | Splay 31 | 253.08 | 258.40 | 5.32 | 2.66 | 1.54 | 116 | **2.84** | 0.30 | 11.33 | 12.69 | **456** |
| | Incl. | 256.19 | 257.94 | 1.75 | 0.88 | 1.63 | 225 | **4.15** | 0.22 | 27.84 | 17.48 | **780** |
| 524048 | Marena North | 122.71 | 125.26 | 2.55 | 2.51 | 0.52 | 56 | **1.15** | 0.25 | 2.45 | 3.65 | **149** |
| | Incl. | 124.31 | 125.26 | 0.95 | 0.94 | 1.29 | 133 | **2.78** | 0.30 | 6.36 | 9.16 | **356** |
| 524054 | Marena North | 118.02 | 120.94 | 2.92 | 2.24 | 0.43 | 38 | **0.86** | 0.21 | 2.34 | 2.83 | **119** |
| | Incl. | 118.02 | 119.21 | 1.19 | 0.91 | 0.99 | 83 | **1.92** | 0.29 | 5.59 | 5.80 | **256** |
| 524055 | Splay 31 | 248.06 | 252.00 | 3.94 | 3.02 | 0.27 | 52 | **0.86** | 0.10 | 0.78 | 11.68 | **203** |
| | Incl. | 250.78 | 252.00 | 1.22 | 0.94 | 0.43 | 104 | **1.60** | 0.09 | 1.69 | 17.75 | **331** |

5 Assays by ALS, Vancouver, BC Canada.  The Company conducts a significant QA/QC program which includes the insertion of assay standards, blanks, and duplicates in the sample stream to ensure the assay lab results are within specified performance levels.

About GRC:

Gold Resource Corporation is a gold and silver producer, developer, and explorer with its operations centered on the Don David Gold Mine in Oaxaca, Mexico. Under the direction of an experienced board and senior leadership team, the Company’s focus is to unlock the significant upside potential of its existing infrastructure and large land position surrounding the mine in Oaxaca, Mexico and to develop the Back Forty Project in Michigan, USA. For more information, please visit the Company’s website, located at www.goldresourcecorp.com.

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking words such as “plan,” “target,” “anticipate,” “believe,” “estimate,” “intend” and “expect” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, without limitation, (i) the potential of the Three Sisters and Gloria vein systems and the Company’s expectation regarding its drilling and exploration activities in 2025. All forward-looking statements in this press release are based upon information available to the Company as of the date of this press release, and the Company assumes no obligation to update any such forward-looking statements. Forward-looking statements involve a number of risks and uncertainties, and there can be no assurance that such statements will prove to be accurate. The Company’s actual results could differ materially from those discussed in this press release. Forward-looking statements are subject to risks and uncertainties, including delays or challenges in satisfying the closing conditions of the offering. Additional risks related to the Company may be found in the periodic and current reports filed with the Securities and Exchange Commission by the Company, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which are available on the SEC’s website at www.sec.gov.

Contacts:

Allen Palmiere

Chief Executive Officer and President

www.goldresourcecorp.com

303-320-7708